Exhibit 99.1

Future Fintech Group Inc NASDAQ: FTFT

Safe Harbor Statement This presentation may contain “forward - looking statements” within the meaning of the “safe - harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about our beliefs and expectations, are forward - looking statements. Such statements involve known and unknown risks, uncertainties and other factors as well as assumptions that, if they do not fully materialize, or prove incorrect, could cause the actual results of Future FinTech Group Inc. (“Future FinTech” or the “Company”) to differ materially from the results expressed or implied by such statements. Accordingly, although the Company believes that the expectations reflected in such forward - looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward - looking information contained in this presentation.

Company Overview Future FinTech Group Inc. ("Future FinTech", "FTFT" or the "Company") is a leading blockchain e - commerce company incorporated in Florida. The Company's operations include a blockchain - based online shopping mall platform, Chain Cloud Mall ("CCM"), a cross - border e - commerce platform (NONOGIRL), an incubator for blockchain based application projects. The Company is also engaged in development of blockchain based e - Commerce technology, technical service for real name, blockchain based assets, their operating entities and other financial institutions as well as financial technology.

Company Overview 52 Week Range $0.42 – $ 3.74 Shares Outstanding 41,734,946 Market Cap 99.33 M Stock Price $ 2.38 (as of 8/ 21/ 2020 ) Future Fintech Group Inc (NASDAQ: FTFT) Note: The Company’s fiscal year end is December 31st

Invested and Self Operated Projects technical service for real name, blockchain based assets, their operating entities and other financial institutions DCON An innovative B2B2C e - commerce platform with blockchain technology GlobalKey Shared Mall Chain Cloud Mall (CCM) Nono Girl (NONO) A cross - border e - commerce platform

GlobalKey Shared Mall-Chain Cloud Mall (CCM)

链云店
CHAIN CLOUD MALL

Chain Cloud Mall

Chain Cloud Mall (CCM), based on the value distribution system of blockchain, distributes the value generated in CCM platform to all the people who join in the construction and development of the platform, including the maintainers and developers of the platform, businessman, and the consumers in the platform. Through the way of deeper value binding, the platform will generate stronger cohesion and vitality than traditional e-commerce. Under the same price situation, users are more inclined to choose the shopping mall system with value distribution system. FTFT owns 100% of CCM.

01 Combine internet with traditional industries, e-commerce with in-store operation.

02 Stimulate consumer purchasing behavior and drive up the volume of e-commerce transactions by taking into account all parties interests on the platform.



03 Workload certifications and “distribution according to contribution” are the basis for the reward credits to all the involved parties.

04 Users can enjoy the convenience of e-commerce..

GlobalKey Shared Mall- Chain Cloud Mall (CCM) Progress

01 As of June 30, 2020, CCM platform has 6,401 users. From December 2018, the trial period when the e-commerce platform launched, until June 30, 2020, the company received RMB 8.6million, approximately $1,210,000, from the fixed membership fees and merchandise sales with 6,524 orders.

02 On June 1, 2019, CCM v2.0 was launched. CCM v2.0 adopts a “multi-vendor hosted stores + platform self-hosted stores” model.

03 On May 1, 2020, CCM v3.0 was launched, which we charge service fee for suppliers to use QRO anti-counterfeiting codes for their products.



链云店
手机年货节
1329元



老字号
推陈出新
超酷新品发布 GO
店铺街
品牌街
促销活动
积分爆品
链云社区
链云直播
积分换购
链快讯
火拼再一波
1元秒杀
GO
三大国际腕表品牌签约
2017-03-29 10:03:37
更多
首页
分类
搜索
购物车
我

GlobalKey Shared Mall - Chain Cloud Mall (CCM) Progress Hedetang Farm Products Trading Market (Mei County) Co., Ltd ., one of our subsidiaries was established on April 11, 2019. Hedetang Farm Products Trading Market (Mei County) Co., Ltd. is located in the national kiwifruit Industrial Park of Baoji City. Hedetang Farm Products Trading Market (Mei County) Co., Ltd. occupies a total lot size of 18.78 acres and has a floorage of 215,278 square feet. 04 Hedetang Farm Products Trading Market (Mei County) Co., Ltd. provides merchants with integrated supply chain solutions, inclu din g transportation, after - sale service and customer service. Hedetang Farm Products Trading Market (Mei County) Co., Ltd. also provi des warehousing and distribution solutions, such as small - to - medium sized warehousing, oversized warehousing, cold chain delivery, frozen and ch illed warehousing facilities.

GlobalKey Shared Mall - Chain Cloud Mall (CCM) Progress QRO anti - counterfeit code on the Chain Cloud Mall Platform QRO code is a blockchain - powered unalterable Quick Response One (QRO) anti - counterfeit code issued by the manufacturer, which enables CCM to record every event or transaction on a distributed ledger and make the whole process traceable. The QRO code can ensure the authenticity of products and directly link manufacturers with their targeted customers as a way of precision marketing. CCM's QRO plan provides one - stop blockchain service for manufacturers to issue their QRO codes. With the adoption of QRO code, manufacturers can conveniently review the trading volume with a real - time sales report and their production data.

Nono Girl Nono Girl is a cross - border e - commerce platform, which aims to build a new s2b2c outsourcing sales platform dominated by social media influencers. It is efficient and effective for entrepreneurs to join and enables enterpreneual opportunities for all types of people. It is aimed at the growing female consumer market, with the ability to broadcast, short video, and all forms communication through the platform. It can also create a sales oriented sharing ecosystem with other major social media used by customers, etc.

Future Plans • The Company plans to provide financial service and diversified asset management for professional Investors. • The Company plans to enter the challenger bank and digital payment sector . • The Company plans to enter into financial service market in Indonesia . • The short - term goal is to build FTFT as one of the leading financial technology companies in Asia.

Balance Sheet ($ in Thousands) June 30, December 31, 2020 2019 * Cash 576 539 Current Assets 977 94,997 Total Assets 23,314 115,981 Current Liabilities 6,999 202,790 Long - Term Liabilities 1,603 1,268 Total Stockholder’s Equity 14,711 (88,077) * On February 27, 2020 pursuant to a Share Transfer Agreement entered into by the Company’s subsidiary, HeDeTang Holdings (HK) Ltd (“HeDeTang HK”), and New Continent International Co., Ltd. on September 18, 2019, the Company sold HeDeTang HK and all its subsidiaries, which mainly engaged in fruit juice related business, to New Continent International Co., Ltd. The balance sheet as of December 31, 2019 was not reclassified.

S tatements of Operations ($ in Thousands) June 30, June 30, 2020 2019 * Revenue 314 417 Cost of revenue 10 246 Gross profit 304 171 Operating expenses 6,767 2,382 Other income (expenses) (557) (106) Loss from discontinued operations - (1,308) Gain on disposal of discontinued operations 123,689 - Net income (loss) 116,669 (3,624) * Reclassification - certain reclassifications have been made to the financial statements for the period ending June 30, 2019 to conform to the presentation for the period ending June 30, 2020, with no effect on previously reported net income (loss).

Management Yongke Xue | Chairman of Board ▪ Chairman of the Board ▪ Has rich experience in modern enterprise management and capital operation and has completed a number of major capital operations such as stock issuance, mergers and acquisitions and reorganization ▪ Received MBA from College of Management, Xi'an Jiaotong University, and bachelor of engineering from National University of Defense Technology Jing (Veronica) Chen | CFO ▪ Seasoned executive with more than 20 years of experience in accounting, financial management, and general management of several public companies . ▪ Served as the CFO of AnZhiXinCheng (Beijing) Technology Co . , Ltd . from August, 2018 to May, 2019 . ▪ From August, 2017 to July, 2018 , served as CFO of Beijing Logis Technology Development Co . , Ltd . ▪ Holds Fellow Membership of CPA Australia (FCPA), Fellow Membership of the Association of International Accountants U . K . (FAIA) . ▪ Member of Chartered Institute of Management Accountants (CIMA), Senior Member of International Financial Management (SIFM) and a Certified Internal Control Professional granted by Internal Control Institute (ICI) . Shanchun Huang | Chief Executive officer and Director of the Board ▪ Chief Executive Officer and director of the Board ▪ Has significant experience in corporate management including international experience . ▪ From March 2011 to March 2020 , served as the president of Wealth Index (Beijing) Fund Management Co . , Ltd . , which provides private equity fund management service . ▪ From August 2004 to March 2020 , served as the president of Wealth Index (Beijing) International Investment Consulting Co . , Ltd . , which provides investment management and consulting services for non - securities related business, . ▪ From May 2001 to June 2004 , served as the vice president of Zhejiang Geely Holding Group Corporation, a global automobile company headquartered in Hangzhou, China .

Management K ai Xu I COO ▪ Served as COO of the Company's wholly - owned subsidiary, Chain Future Digital Tech (Beijing) Ltd since July 2018. ▪ Served as COO and a partner of Beijing Yongle Shengshi Science Ltd. from February 2015 to April 2018. ▪ to February 2015, Mr. Xu worked for Beijing Zhongxun Yonglian Science and Technology Ltd. as the director of operations, taki ng responsibilities for the online game operation and promotion. Zhi Yan I CTO ▪ Graduated from Beijing University of Aeronautics and Astronautics with a degree in Aircraft Design and Fluid Mechanics . ▪ Participated in the development of several Blockchain projects, including the world first real name blockchain, the world's largest miner mining management platform and the world’s first 28 nm dual - algorithm chip . ▪ Has extensive experience in cryptocurrencies .

THANK YOU IR Contact: Tel: + 86 (10) - 8 58 - 99303 Email: ir @ ftftex .com Website: www.ftft ex . com